                              Warrant Certificate

                                                               For the Purchase
                                                               of ______ Shares

          Void After 5:00 P.M. Central Standard Time on ____________

                              SONIC FOUNDRY, INC.

                   COMMON STOCK PURCHASE WARRANT CERTIFICATE


  THIS CERTIFIES that, for value received, Sonic Foundry, Inc., a Maryland corporation (hereinafter called the "Company"), upon the surrender of this Warrant Certificate, evidencing a number of Common Stock Purchase Warrants ("Warrants") equal to the number of Shares set forth above, to the Company at its principal executive office, will sell and deliver, or cause to be sold and delivered, to ____________. ("Warrant Holder") or registered assigns, ________ fully paid and nonassessable Shares of Common Stock, par value $.01 per share, of the Company ("Shares"), evidenced by a certificate therefor, upon payment of the warrant price for the number of Shares in respect of which this Warrant Certificate is exercised; provided, however, that under certain conditions set forth hereinafter the number of Shares purchasable upon the exercise of the warrants evidenced hereby may be increased or reduced, or other securities, property and/or cash may become deliverable in lieu thereof upon the exercise of the Warrants evidenced hereby. In such event the term "Shares" shall mean, unless the context otherwise requires, the shares or other securities, property and cash at the time receivable upon the exercise of the warrants evidenced hereby. This Warrant Certificate may be surrendered and is exercisable on or after the date hereof (the "Exercise Date") and before 5:00 P.M. Central Standard time, _____________ (the "Expiration Date"). The warrant price at which the Shares shall be purchasable (the "Purchase Price") upon the exercise of the warrants evidenced hereby shall be $5.00 per share, or, in the event of any subdivision of warrants pursuant to Section 4 hereof, such other purchase price as may then be in effect. The Purchase Price is payable, upon the exercise of the Warrants evidenced hereby, in cash, or by certified or official bank check, or postal or express money order, payable in United States Dollars, to the order of the Company. The right of purchase represented by this Warrant Certificate is exercisable, at the election of the registered holder hereof, either as an entirety or from time to time for part only of the Shares specified herein and, in the event that this Warrant Certificate is exercised in respect of less than all of such Shares, a new Warrant Certificate for the remaining number of such Shares will be issued on such surrender.

  Upon any exercise of the Warrants evidenced by this Warrant Certificate, the form of election to purchase attached hereto must be duly executed and the accompanying instructions for the registration and delivery of Shares must be filled in.

  This Warrant Certificate and the Warrants evidenced hereby are subject to the terms and conditions hereinafter set forth:

  1.  Deliver of Share Certificates on Exercise.  As soon as practicable after
      -----------------------------------------
the exercise of Warrants and payment of the Purchase Price, the Company at its expense (including the payment by it of any applicable issue tax) will cause to be issued in the name of and delivered to the holder hereof, or subject to the provisions of Section 6, as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of full Shares to which such holder shall be entitled upon such exercise, and cash as provided in Section 2 hereof, in respect of any fraction of a Share otherwise issuable upon such exercise.

  All Shares issued upon the exercise of Warrants shall be duly issued and outstanding and fully paid and nonassessable.

  Irrespective of the date of issue and delivery of certificates for any Shares issuable upon the exercise of Warrants, each person in whose name any such certificate is issued shall for all purposes be deemed to have become the holder of record of the Shares represented thereby on the date on which this Warrant Certificate was duly completed, executed and surrendered and payment of the Purchase Price was tendered in proper form. Each person holding any Shares received upon exercise of Warrants shall be entitled to receive only dividends or distributions which are payable to holders of record on or after the date on which such person became the holder of record of such Shares.

  2.  Payment of Cash in Lieu of Fractional Share.  The Company shall not be
      -------------------------------------------
required to issue fractional Shares upon exercise of Warrants. If a fractional interest in a Share would be otherwise deliverable upon the exercise of Warrants, the Company shall make payment therefor in cash at the Market Price thereof on the last business day before the exercise date. The term "Market Price" shall mean the closing price of the Shares on the date in question on the principal securities exchange on which the Shares may then be listed or, if the Shares are not listed on a national securities exchange or have not traded on that date on such exchange, the closing bid price of the Shares on such date on such exchange or in the over-the-counter securities market as the case may be.

  3.  Adjustments in Shares Receivable upon Exercise of Warrants.  If the
      ----------------------------------------------------------
Company shall (1) subdivide its outstanding Shares, (2) combine its outstanding Shares into a smaller number of Shares, (3) issue by reclassification of its Shares any shares of the Company, (4) merge or consolidate, or (5) sell, lease, exchange or otherwise transfer or distribute all or a material portion of the assets of the Company in a distribution to its shareholders, the number of Shares issuable upon the exercise of each warrant evidenced by this Warrant Certificate shall be the same number and kind of Shares and the same amount of securities, property, or cash as the holder hereof would have been entitled to receive upon the happening of the above events if immediately prior to any such event such holder had exercised such warrant and had purchased Shares. For this purpose, any event described in (1) through (5) in the preceding sentence shall be deemed to have occurred immediately after the opening of business on the day following the date fixed for the determination of the stockholders entitled to participate in such event.

  The Company may retain a firm of independent public accountants of recognized standing, which may be the firm regularly retained by the Company, selected by the Board of Directors of the Company, to make any computation required under this Section, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section.

  Whenever the Company shall take any action requiring an adjustment in the Shares receivable upon the exercise of a warrant, the Company shall promptly cause to be mailed to the registered holder hereof, at such holder's address appearing on the Warrant register, a notice stating the date of the action, the type of action and the adjustment required. Failure to give such notice, or any defect therein, shall not affect the legality or validity of the action taken or of any distribution in connection therewith.

  4.  Subdivision of Warrants.  If as a result of an adjustment under Section 3
      -----------------------
or 6 hereof ("the Adjustment"), the Shares receivable upon the exercise of a Warrant immediately after the Adjustment shall constitute a multiple (the "Multiple"), which Multiple shall be a whole number, of the Shares which would have been receivable upon exercise of a Warrant immediately prior to the Adjustment, then the Company may at its discretion subdivide the number of Warrants evidenced by this Warrant Certificate into a number of Warrants equal to the number of Shares which would have been receivable upon exercise of all of the Warrants evidenced by this Warrant Certificate immediately prior to the Adjustment, multiplied by the Multiple.

  Upon such subdivision of Warrants (the "Subdivision") this Warrant Certificate shall, immediately and without any further action by the Company or the holder thereof, evidence a number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate immediately prior to the Subdivision, multiplied by the Multiple; and each Warrant evidenced hereby shall entitle the registered holder hereof to purchase the Shares which would have been receivable upon exercise of such Warrant immediately prior to the Adjustment at a Purchase Price equal to the Purchase Price in effect immediately prior to the Subdivision, divided by the Multiple. Promptly following the Subdivision the Company shall cause to be mailed to the registered holder hereof, at such holder's address appearing on the Warrant register, a notice stating the date and nature of the Subdivision and the new Purchase Price effective with the Subdivision. Failure to give such notice, or any defect therein, shall not affect the legality or validity of the Subdivision. In connection with the Subdivision, the Company may at its election make provision for exchange of this Warrant Certificate for a new form of Warrant Certificate.

  5.  Registration.  The Company or its agent shall maintain books for the
      ------------
transfer and registration of Warrants. Such registers shall show the names and addresses of the respective holders of the Warrant Certificates and the number of Shares for which each such Warrant Certificate has been issued.

  6.  Restrictions on Transfer.  This Warrant Certificate, the Warrants
      ------------------------
evidenced hereby and the Shares (the "Warrant Shares") issuable upon the exercise of the Warrants evidenced hereby (the Warrant Certificate, the Warrants and the Warrant Shares are collective referred to as the "Warrant Securities") shall not be transferable except upon satisfaction of the conditions specified in this Section 6. For all purposes of this Section 6 the term "transfer" shall include any transfer, sale, pledge or hypothecation.

  6.1  Termination of Restrictions.  Notwithstanding the foregoing provisions of
       ---------------------------
this Section 6, on or after the Exercise Date, the restrictions imposed by this
Section 6 upon the transferability of any particular Warrant Shares, shall terminate when (1) such securities shall have been effectively registered under the Securities Exchange Act of 1934 ("Securities Act") and sold by the holder thereof in accordance with such registration, or (2) a written opinion to the effect that such restrictions are no longer required or necessary under any federal or state securities law or regulation has been received from counsel satisfactory to the Company or (3) a letter shall have been issued by the staff of the Securities and Exchange Commission (the "Commission") or a ruling shall have been issued by the Commission or its staff stating that no action will be recommended by such staff or taken by the Commission, as the case may be, if such Warrant Shares are transferred without registration under the Securities Act, and such Warrant Shares are transferred in accordance with the conditions set forth in such letter or ruling.

  6.2  Compliance with Rule 144.  At the request of any holder thereof who
       ------------------------
proposes to sell Warrant Shares in compliance with Rule 144 promulgated by the Commission under the Securities Act ("Rule 144"), the Company shall forthwith furnish to such holder a written statement concerning the Company's compliance with any issuer requirements of the Commission as set forth in such Rule, as such Rule may be amended from time to time.

  6.3  Incidental Registrations.  If the Company at any time subsequent to the
       ------------------------
Exercise Date but on or before the Expiration Date proposes to register any Shares under the Securities Act (other than on Form S-8 or another similar form) on a form which permits inclusion of the Warrant Shares, and the Warrant Shares have not already been registered pursuant to Section 6.4, it shall use its best efforts to cause all Warrant Shares to be registered under the Securities Act, all to the extent requisite to permit the sale or other disposition by such holder of the Warrant Shares so registered in the manner intended by such holder as set forth in such request.

  6.4  Registration Procedures.  If and whenever the Company is required by the
       -----------------------
provisions of this Section 6 to use its best efforts to effect the registration of any of the Warrant Shares under the Securities Act, the Company shall, as expeditiously as possible:

A. prepare and file with the Commission a Registration Statement (or a post-effective amendment to an appropriate existing Registration Statement of the Company which is then effective under the Securities Act, as the case may be) with respect to such Warrant Shares and use its best efforts to cause such Registration Statement (or such Registration Statement as so post-effectively amended, as the case may
          be) to become and remain effective under the Securities Act for the period provided in this Section 6.

B. prepare and file with the Commission such amendments and supplements to such Registration Statement (or such Registration Statement as post-effectively amended, as the case may be) and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement (or such Registration Statements post-effectively amended, as the case may be) effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Warrant Shares covered by such Registration Statement (or such registration statement as post-effectively amended, as the case may be) whether the seller or sellers of such Warrant Shares shall desire to sell or otherwise dispose of the same, but only to the extend provided in this Section 6;

C. furnish to each seller of Warrant Shares covered by such Registration Statement (or such Registration Statement as post-effectively amended, as the case may be), such numbers of copies of a Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the public sale or other disposition of such Warrant Shares;

D. use every reasonable effort to register or qualify the Warrant Shares covered by such Registration Statement (or such Registration Statement as post-effectively amended, as the case may be) under such other securities or Blue Sky laws of such jurisdiction as each seller thereof shall reasonably request, and do any and all other acts and things which may be necessary under such securities or Blue Sky laws to enable such seller to consummate the public sale or other disposition in such jurisdiction of the Warrant Shares owned by such seller covered by such Registration Statement (or such Registration Statement as post-effectively amended, as the case may be), except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or subject itself to taxation in any such jurisdiction; and

E. before filing the Registration Statement or any Prospectus or any amendment or supplement to the Registration Statement or any Prospectus with the Commission, furnish counsel for each seller of Warrant Shares covered or to be covered by such Registration Statement with copies of all such documents proposed to be filed, which shall be subject to the reasonable approval of such counsel; provided, however,
                                                              --------  -------
          that notwithstanding any other provision of this Section 6, the Company's obligation to register securities pursuant to this Section 6 shall be limited such that (1) the Company shall have no obligation to include any Warrant Shares in a registration statement under the Securities Act to the extent the holder of such Warrant Shares is, in the opinion of counsel satisfactory to such holder, then eligible to resell all of such shares immediately under Rule 144, provided the Company bears the cost of all legal fees and expenses necessary in securing or ascertaining the exemption from registration afforded by Rule 144; (2) the Company shall be required to register the Warrant Shares only if and to the extent that holders requesting such registration furnish the Company with such information as the Company may reasonably request; (3) the Company shall not be obligated to keep any registration statement filed in accordance with this Section 6 effective for more than ninety days; and (4) the Company's obligation to include any Warrant Shares in a registration statement under the Securities Act pursuant to Section 6.3 shall be limited to the extent the managing underwriter for such offering recommends in good faith that it would be in the Company's best interest to limit or the Company is required by contractual obligation to limit in whole or in part, the number of Warrant Shares to be included in such registration statement.

          6.5      Expenses.  All expenses incurred in effecting the
                   --------
registrations provided for in this Section 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, expenses of any audits incident to or required by any such registration and expenses of complying with the securities or Blue Sky laws of any jurisdiction, but excluding fees and disbursements of counsel for the sellers and underwriting commissions and discounts attributable to the Warrant Shares being sold by the sellers, shall be paid by the Company.

          6.6      Indemnification.
                   ---------------

               A. In the event of any registration of any Warrant Shares under the Securities Act pursuant to this Section 6, the Company shall indemnify and hold harmless each seller of such Warrant Shares, each underwriter (as defined in the Securities Act), the directors and officers of such underwriter, each other person who participates in the offering of such securities and each other person, if any who controls (within the meaning of the Securities Act) such seller, underwriter or participating person against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter, director or officer, participating person or controlling person may become subject under the Securities Act, the rules or regulations promulgated thereunder by the Commission or any other statute, rule or regulation or at common law, in so far as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (1) an untrue statement or alleged untrue statement of material fact contained, on the effective date thereof, in any Registration Statement (or a post-effective amendment to such Registration Statement, as the case may be) under which such Warrant Shares were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained therein, or any summary Prospectus issued in connection with such Warrant Shares, or any amendment or supplement thereto, or (2) an omission or alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such seller, underwriter, director or officer, participating person or controlling person for any legal or other expenses reasonably incurred by such seller, underwriter, director or officer, participating person or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action with respect thereto; provided,
                                                                       --------
          however, that the Company shall not be liable to any seller,
          -------
          underwriter, director or officer, participating person, or controlling person in any such case to the extent that any such loss, claim, damage or liability (or any action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement (or such Registration Statement as post-effectively amended, as the case may be), preliminary Prospectus, final Prospectus, summary Prospectus, or amendment or supplement thereto, in reliance upon and in conformity with information furnished to the Company by such seller, underwriter, director or officer, participating person, or controlling person in any such case to the extent that any such loss, claim, damage or liability (or any action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement (or such Registration Statement as post-effectively amended, as the case may
          be), preliminary Prospectus, final Prospectus, summary Prospectus, or amendment or supplement thereto, in reliance upon and in conformity with information furnished to the Company by such seller, underwriter, director or officer, participating person, or controlling person, and shall survive the transfer of Warrant Shares by such seller.


Exhibit 4.5                            12

                B. Each holder of any Warrant Security shall, by acceptance thereof, severally and not jointly, indemnify and hold harmless each other holder of any Warrant Security, the Company, its directors an officers, each underwriter (as defined in the Securities Act), the directors and officers of such underwriter, each other person who participates in the offering of Warrant Shares, and each other person, if any, who controls (within the meaning of the Securities Act) the Company or any underwriter, against any losses, claims, damages or liabilities, joint or several, to which any such other holder, the Company, any such director or officer, any such underwriter, any such participating person, or any such controlling person may become subject under the Securities Act, the rules or regulations promulgated thereunder by the Commission or any other statute, rule or regulation or at common law, in so far as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (1) an untrue statement or alleged untrue statement of a material fact contained, on the effective date thereof, in any Registration Statement (or a post-effective amendment to such Registration Statement, as the case may be) under which Warrant Shares were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained therein, or any summary Prospectus issued in connection with such Warrant Share, or any amendment or supplement thereto, or (2) an omission or alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of (1) or (2) to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or alleged omission was made in such Registration Statement (or such Registration Statement as post-effectively amended, as the case may be), preliminary Prospectus, final Prospectus, summary Prospectus, or amendment or supplement thereto in reliance upon and in conformity with information furnished to the Company by such holder specifically for use therein, and shall reimburse the Company, each such other holder, underwriter, director or officer, participating person, or controlling person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or any action with respect thereto.

                C. Indemnification similar to that specified in Subsections 6.6A and 6.6B hereof shall be given by the Company and each holder of any Warrant Shares (with such modifications as shall be appropriate) covered by any registration or other qualification of securities under any federal or state securities law or regulation other than the Securities Act with respect to any such registration or other qualification effected pursuant to this Section 6.

                D. Within 30 days after receipt of an indemnified party under Subsections 6.6A, 6.6B, or 6.6C hereof of a complaint, claim or other notice of any loss, claim, damage, liability or action giving rise to a claim for indemnification under any such Subsection, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under any such Subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it, him or her from any liability which it, he or she may have to any indemnified party otherwise than under such Subsections. In case any such action shall be brought against any indemnified party and it, he or she shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and to the extent that it, he or she shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its, his or her election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under any such Subsection for any legal expenses or other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.


Exhibit 4.5                            13

          6.7  Restrictive Legend.  So long as any particular Warrant Shares are
               ------------------
not freely transferable, the certificates evidencing such Warrant Shares may be stamped or otherwise inscribed with an appropriate legend to such effect.

          6.8  Transfer and Exchanges of Warrant Certificates.  Upon compliance
               ----------------------------------------------
with the provisions of this Section 6, the Company shall transfer, from time to time, any outstanding Warrant Certificates upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer. Upon any such transfer, a new Warrant Certificate shall be issued to the transferee and the surrendered Warrant Certificate shall be cancelled. A Warrant Certificate may be exchanged, at the option of the holder thereof, when surrendered at the principal office of the Company, for another Warrant Certificate, or other Warrant Certificates of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares.

          7.  Mutilated or Missing Warrant Certificates.  In case this Warrant
              -----------------------------------------
Certificate shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue and deliver in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution therefor, a new Warrant Certificate of like tenor and representing an equivalent right or interest; but only upon receipt of evidence satisfactory to the Company of such mutilation, loss, theft or destruction hereof and indemnity, if requested, also satisfactory to it. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

          8.  Reservation of Shares, etc.  The Company shall at all times keep
              --------------------------
reserved, out of its authorized and unissued Shares or Shares held in its treasury, a number of Shares sufficient to provide for the exercise of all outstanding Warrants, including, without limitation, the Warrants evidenced by this Warrant Certificate, and any Transfer Agent for the Shares is hereby irrevocably authorized and directed to reserve such number of Shares as shall be requisite for such purpose. The Company shall supply such Transfer Agent with duly executed Share certificates for such purpose and will itself provide or otherwise make available any cash which may be payable as provided in Section 2 hereof.

          9.  Warrant Holder Not Deemed a Shareholder.  Nothing contained in
              ---------------------------------------
this Warrant Certificate shall be construed as conferring upon the holder hereof the right to vote or to consent or to receive notice as a shareholder in respect of the meetings of shareholders for any purpose, or any other rights whatsoever, as a shareholder of the Company.

          10.  Agreement of Holders Hereof.  The holder of this Warrant
               ---------------------------
Certificate by accepting the same consents and agrees with the Company that:

                A. this Warrant Certificate is transferable only on the registry books of the Company by the registered holder hereof in person or by such holder's attorney duly authorized in writing, and only if surrendered at the principal executive office of the Company, duly endorsed, or accompanied by a proper instrument of transfer satisfactory to the Company in its sole discretion; and

                B. the Company may deem and treat the person in whose name this Warrant Certificate is registered as the absolute owner for all purposes whatsoever and the Company shall not be affected by any notice to the contrary.

          11.  Survival of Indemnities and Agreements.  All indemnities and
               --------------------------------------
agreements set forth in Section 6 hereof shall survive the exercise of the Warrants evidenced hereby, the issuance of Warrant Shares upon such exercise and the transfer of any Warrant Shares.


Exhibit 4.5                           14

          12.  Successors and Assigns.  This Warrant Certificate and the
               ----------------------
indemnities and agreements made herein shall inure to the benefit of and be binding upon the Company, the holder hereof and their respective successors, assigns, heirs, executors, and administrators.

          13.  Applicable Law.  This Warrant Certificate will be deemed to be a
               --------------
contract made under the laws of the State of Wisconsin and for all purposes shall be construed in accordance with the substantive laws of said State, without giving effect to the principles of conflicts of law thereof.

                                  SONIC FOUNDRY, INC.



                             By:_______________________________
                                      Chief Financial Officer



ATTEST:


___________________________________

                              ELECTION TO PURCHASE
                              --------------------


To:  SONIC FOUNDRY, INC.


          The undersigned hereby irrevocably elects to exercise the warrants evidenced by the attached Warrant Certificate, and to purchase thereunder __________ Shares of the stock provided for therein, and requests that certificates for such Shares shall be issued in the name of ________________________________________, Social Security or Taxpayer
Identification Number ______________________, and be delivered to ___________________________________________________________ at
___________________________________________________________________, and, if
said number of Shares shall not be all the Shares purchasable thereunder, that a new Warrant Certificate for the balance remaining of the Shares purchasable under the attached Warrant Certificate be registered in the name of, and delivered to, the undersigned at the address stated below.

                                      Dated:________________________________

                                      Name of Warrant Holder:


                                      _____________________________________
                                      (please print)

                                      Address:______________________________

                                      _____________________________________

                                      Signature:_____________________________

                                      _____________________________________


Note: The above signature must correspond with the name as written upon the first page of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

                Signature Guaranteed:


Exhibit 4.5                          16

                                   ASSIGNMENT
                                   ----------



          FOR VALUE RECEIVED _____________________________ hereby sells, assigns
and transfers         unto:          Name:_____________________________________,
Address:______________________________________________________, Social Security
or Taxpayer Identification No:__________________, the attached Warrant ___________, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________________________________ attorney, to transfer said Warrant ______________ on the books of SONIC FOUNDRY, INC. with full power of substitution in the premises.

       Dated:___________________________



                                    ________________________________

                                    Note: The above signature must correspond with the name as written upon the first page of the Warrant Certificate as initially issued in every particular, without alteration or enlargement or any change whatsoever.

                                    Signature Guaranteed: ______________________


Exhibit 4.5                        17